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                                                           EXHIBIT 10.53



* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY THE BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   AMENDMENT NO. 1 TO ENBREL SUPPLY AGREEMENT

         This AMENDMENT NO. 1 TO ENBREL SUPPLY AGREEMENT (this "Amendment") is entered into effective as of the 20th day of September 2002 by and between Genentech Inc., a Delaware corporation ("Genentech") and Immunex Corporation, a Washington corporation and a wholly-owned subsidiary of Amgen Inc. ("Immunex"), and amends that certain Enbrel Supply Agreement entered into by Genentech and Immunex on April 12, 2002 (the "Agreement").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Genentech and Immunex (the "Parties") agree as follows:

1. Section 5.2(b) of the Agreement is amended to read in its entirety as follows:

         "5.2 (b) Completion of Milestone II: Final Release of Third Successful Qualification Batch of Bulk Drug: Immunex shall pay Genentech [*] Dollars ($[*]) upon the completion of Milestone II, provided that [*]; and, in addition, Genentech shall also be entitled to receive additional payments of [*], which such additional payment amounts shall be payable upon [*]. [*]."

2. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

3. Except as set forth herein, all other terms of the Agreement remain in full force and effect.

4. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature. This Amendment may not be amended except by a written instrument duly executed and delivered by both Parties.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date set forth above.

GENENTECH, INC.                                IMMUNEX CORPORATION

By:          /s/ David Eberman                 By:      /s/ Douglas Williams
    -------------------------------------          -----------------------------
David Eberman                                  Douglas Williams
Senior Vice President of Product Operations    Senior Vice President, Operations
Date: 9/24/2002                                Date: 9/20/2002

* Confidential Treatment Requested.

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